Nationwide Life Insurance Company:
•  Nationwide Variable Account - II
•  Nationwide Variable Account - 4
•  Nationwide Variable Account - 6
•  Nationwide Variable Account - 7
•  Nationwide Variable Account - 8
•  Nationwide Variable Account - 9
•  Nationwide Variable Account - 12
•  Nationwide Variable Account - 13
•  Multi-Flex Variable Account
Nationwide Life and Annuity Insurance Company: • Nationwide VA Separate Account - B • Nationwide VL Separate Account - C • Nationwide VL Separate Account - D

Prospectus supplement dated December 11, 2007

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Effective immediately, the “Tax Sheltered Annuities” section of the “Contract Types and Tax Information” Appendix of your prospectus is amended to add the following new paragraph:

Final 403(b) Regulations were issued by the Internal Revenue Service that impose certain restrictions on non-taxable transfers or exchanges of one 403(b) Tax Sheltered Annuity contract for another. Nationwide will no longer issue or accept applications for new and/or in-service transfers to new or existing Nationwide individual 403(b) Tax Sheltered Annuity contracts used for salary reduction plans not subject to ERISA.  Nationwide will continue to accept applications and in-service transfers for individual 403(b) Tax Sheltered Annuity contracts used for 403(b) plans that are subject to ERISA and certain state Optional Retirement Plans and/or Programs that have purchased at least one individual annuity contract issued by Nationwide prior to September 25, 2007.